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ANNUAL REPORT
DECEMBER 31, 2000

       [GRAPHIC OF THE GABELLI CONVERTIBLE SECURITIES FUND, INC. OMITTED]

               Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

               INVESTMENT OBJECTIVE:

               The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      As hybrid securities with equity and fixed income characteristics, convertible security performance is impacted by stock and bond market trends. In fourth quarter 2000, bonds rallied as equities declined in response to the rapidly decelerating economy. Yield helped support convertible securities prices as stocks sold off. Our approach to the convertible securities market is to identify converts with two thirds the upside potential of the underlying common stock and one third the downside risk. The Gabelli Convertible Securities Fund's (the "Fund") performance this year reflects the effectiveness of this approach.

INVESTMENT PERFORMANCE

      For the year ended December 31, 2000, The Fund's net asset value ("NAV") was up 0.03% to $10.02, after adjusting for the $1.30 per share in distributions which were paid during this period. The Standard & Poor's ("S&P") 500 Index declined 9.10% while the Lipper Inc. Convertible Securities Fund Average rose 0.47% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

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      For the two-year  period ended  December 31, 2000, the Fund's total return
averaged  4.61%   annually,   including   adjustments  of  $2.33  per  share  in
distributions, versus average annual returns of 4.90% and 14.86% for the S&P 500 Index and the Lipper Convertible Securities Fund Average, respectively. For the fourth quarter, the Fund slipped 1.78% after adjusting for the $0.70 per share distribution paid on December 26, 2000. The S&P 500 Index and the Lipper Convertible Securities Fund Average declined 7.82% and 9.44%, respectively, over the same period.

      For the five-year period ended December 31, 2000, the Fund's total return averaged 7.83% annually versus average annual returns of 18.33% and 13.10% for the S&P 500 Index and the Lipper Convertible Securities Fund Average,
respectively. Since inception on July 3, 1989 through December 31, 2000, the Fund had a cumulative total return of 171.43%, which equates to an average annual total return of 9.07%.

      The Fund's common shares ended the fourth quarter at $9.1250 per share on the New York Stock Exchange, a decline of 0.36% for the fourth quarter, a decline of 1.68% for the past twelve months and up 43.86% from its initial price of $11.25 on March 31, 1995 after adjusting for reinvestment of dividends totalling $6.095 per share which were paid during this period.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at the Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[PYRAMID GRAPHIC OMITTED]
TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                              Quarter
                               -------------------------------------
                                1st       2nd       3rd        4th     Year
                                ---       ---       ---        ---     ----
2000: Net Asset Value ......  $11.32    $11.16    $10.93     $10.02    $10.02
      Total Return .........    1.3%      0.6%     (0.1)%     (1.8)%     0.0%
--------------------------------------------------------------------------------
1999: Net Asset Value ......  $11.45    $12.13    $11.67     $11.40    $11.40
      Total Return .........    1.8%      7.8%     (2.0)%      1.7%      9.4%
--------------------------------------------------------------------------------
1998: Net Asset Value ......  $11.87    $11.66    $10.96     $11.45    $11.45
      Total Return .........    5.3%      0.0%     (4.2)%      7.4%      8.3%
--------------------------------------------------------------------------------
1997: Net Asset Value ......  $11.13    $11.38    $11.81     $11.48    $11.48
      Total Return .........    1.7%      3.5%      5.0%       2.8%     13.5%
--------------------------------------------------------------------------------
1996: Net Asset Value ......  $11.28    $11.33    $11.23     $11.08    $11.08
      Total Return .........    3.6%      1.6%      0.3%       2.6%      8.4%
--------------------------------------------------------------------------------
1995: Net Asset Value ......  $11.14    $11.51    $11.64     $11.01    $11.01
      Total Return .........    5.1%      5.2%      3.0%       1.1%     15.0%
--------------------------------------------------------------------------------
1994: Net Asset Value ......  $11.54    $11.39    $11.60     $10.60    $10.60
      Total Return .........    0.2%     (1.3)%     1.8%      (0.9)%    (0.2)%
--------------------------------------------------------------------------------
1993: Net Asset Value ......  $12.07    $12.36    $12.75     $11.52    $11.52
      Total Return .........    5.4%      2.4%      3.2%       1.5%     13.1%
--------------------------------------------------------------------------------
1992: Net Asset Value ......  $11.29    $11.52    $11.90     $11.45    $11.45
      Total Return .........    3.5%      2.0%      3.3%       3.6%     13.0%
--------------------------------------------------------------------------------
1991: Net Asset Value ......  $11.06    $11.27    $11.57     $10.91    $10.91
      Total Return .........    5.6%      1.9%      2.7%       1.8%     12.5%
--------------------------------------------------------------------------------
1990: Net Asset Value ......  $10.56    $10.68    $10.56     $10.47    $10.47
      Total Return .........    1.5%      2.1%     (1.1)%      3.8%      6.3%
--------------------------------------------------------------------------------
1989: Net Asset Value ......     --       --      $10.54     $10.51    $10.51
      Total Return .........     --       --        5.4%(b)    0.8%      6.3%(b)
--------------------------------------------------------------------------------


--------------------------------------------------------------
          Average Annual Returns - December 31, 2000 (a)
          ----------------------------------------------
   1 Year ........................................    0.03%
   5 Year ........................................    7.83%
   10 Year .......................................    9.17%
   Life of Fund (b) ..............................    9.07%
--------------------------------------------------------------


            Dividend History - Common Stock
-----------------------------------------------------
Payment Date      Rate Per Share   Reinvestment Price
------------      --------------   ------------------
December 26, 2000     $0.700             $ 9.80
September 25, 2000    $0.200             $ 9.85
June 26, 2000         $0.200             $ 9.98
March 27, 2000        $0.200             $ 9.71
-----------------------------------------------------
December 27, 1999     $0.430             $10.38
September 27, 1999    $0.200             $10.86
June 28, 1999         $0.200             $11.38
March 29, 1999        $0.200             $11.04
-----------------------------------------------------
December 28, 1998     $0.320             $11.49
September 28, 1998    $0.200             $10.52
June 26, 1998         $0.200             $11.02
March 26, 1998        $0.200             $11.10
-----------------------------------------------------
December 26, 1997     $0.600             $10.49
September 26, 1997    $0.120             $10.44
June 27, 1997         $0.120             $ 9.96
March 27, 1997        $0.120             $ 9.63
-----------------------------------------------------
December 27, 1996     $0.375             $ 9.51
September 23, 1996    $0.120             $ 9.73
June 24, 1996         $0.120             $10.17
March 25, 1996        $0.120             $10.41
-----------------------------------------------------
December 27, 1995     $0.750             $10.95
September 27, 1995    $0.200             $11.10
June 27, 1995         $0.200             $11.21
-----------------------------------------------------
December 31, 1994     $0.900             $10.60
December 31, 1993     $1.425             $11.52
December 31, 1992     $0.876             $11.45
December 31, 1991     $0.865             $10.91
December 31, 1990     $0.490             $10.47
June 28, 1990         $0.100             $10.68
March 29, 1990        $0.100             $10.55
December 29, 1989     $0.115             $10.51

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.
--------------------------------------------------------------------------------

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      As of December 31, 2000, the size of the U.S. convertible market shrank to $155 billion versus $166 billion last year. The market declined despite the fact that the year 2000 saw record new issuance of $60 billion. The decline was due to the 10% fall in performance, as net new issuance remained relatively constant at $2.4 billion. The average credit quality improved one notch to BB+ as many investment grade issuers were drawn to the market on very favorable terms. Investment grade issuers now constitute 43% of the market, versus 31% last year. The fact that corporate treasurers' increasingly view convertibles as a general purpose financing tool, rather than a specialty product, is noted in both the size and type of transactions. The average deal size has increased from $162 million in 1994 to $426 million in 2000. The largest deal of the year was issued by Tyco International for $3.5 billion. The increasingly institutional nature of the market is illustrated by the rise in 144A transactions, which constituted 61% of all new issue activity, up from 24% just five years ago. Initially, these placements can only be sold to institutional investors. This means that retail convertible investors are generally better served by mutual funds than direct convertible investments.

      At year-end, the average convertible security had a current yield of 4.49% and a conversion premium of 37%. The worst performing sectors were Telecommunications (-47.41%), Materials (-26.94%), and Consumer Discretionary (-17.63%). While Utilities (+76.21%), Healthcare (+40.83), and Energy (+39.93%)
were star performers. The flight to quality was also apparent as investment grade issuers outperformed speculative grade issuers' +3.3% versus -22.9%.

COMMENTARY
THE PERFECT STORM

      In the best selling novel and popular motion picture "The Perfect Storm," three separate weather systems converged to produce a storm of epic proportions in the North Atlantic. In the last four months of 2000, separate forces converged to swamp the global economy and equity markets.

      Rapidly rising oil prices took $50 billion out of U.S. consumers' pockets for gasoline expenditures alone. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. The tight Fed policy and its impact on the money supply and short-term interest rates worked. Finally, the disputed U.S. Presidential election inflicted thirty-seven days of uncertainty, and consumers began buckling up their life preservers. The global economic ship floundered and U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession.

      At the beginning of September, companies in a wide range of industries began issuing third quarter earnings warnings -- some just weeks after assuring Wall Street that they would meet consensus expectations. Some of these companies cited the impact of the "weak Euro" on reported profits. When third quarter earnings disappointed and companies began warning that fourth quarter results would also fall short of estimates, the market began taking on water from all sides.

FAIRER WEATHER AHEAD?

      As we prepare this letter, we are experiencing a temporary calm. However, small craft warnings are still in effect, and we suggest investors prepare themselves for high winds of volatility and choppy market seas over the next several quarters. The depth of the recession - we like to say how bad is bad - will be tied to the ability of monetary and fiscal policy to overcome the combined drops from capital spending and the wealth effect.

      Our longer term forecast is for an economic (and earnings) recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we do think some tax relief is on the horizon. The Federal Reserve has blinked, acknowledging that the risk of recession now outweighs that of inflation, and has already reduced interest rates by 100 basis points in 2001. We believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and by the fourth quarter of 2001 should result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

UNITED STATES

      Will America's economic slowdown result in a hard or soft landing? Over the last nine months, this has been the main question for investors. After expanding at an annualized pace of 5.90% in the first half of 2000, GDP grew at only 2.80% in the second half. The Federal Reserve Bank ("The Fed") recently cut interest rates by a surprising 0.50% after December's Purchasing Manager's Index ("PMI") slid to 43.70%. A figure below 50% indicates a contraction in manufacturing activity. The index dropped from 47.70% in November sparking concerns that the economy was decelerating too quickly. However, the long-term picture remains positive. Falling interest rates, declining oil prices, a possible Bush tax cut, and more reasonable equity valuations all suggest better returns in the year ahead.

YEAR-END SCORECARD

      The Fund's large cash position, which consisted of 47.0% of total net assets at year-end, helped preserve capital in this year's distressed market. Utility investments such as AGL Resources and Northeast Utilities performed well and drug retailer CVS Corp. also posted a good gain. Auto parts retailer Pep Boys pepped up the portfolio.

      Our media and telecommunications investments including UnitedGlobalCom, Metromedia International Group, Sprint Corp., Sprint PCS, and United States Cellular faltered badly. Auto parts manufacturer Standard Motor Products and specialty metals company WHX Corp. also performed poorly.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equity and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive workouts) when appropriate. We purchased mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on lower risk transactions.

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value-oriented discipline. At the same time, a sampling of our convertible securities has been called by their issuers and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations that were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.), will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $3.3125 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

ROBBINS & MYERS INC. (SUB. DEB. CV., 6.50%, 09/01/03) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as: specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. The Energy Systems business, with a $10.5 million backlog along with higher sustained crude oil and natural gas prices and increased drilling activity, should remain strong through the balance of fiscal 2001. We think that revenues in the Process Systems segment will be down in 2001 due to weakness in end markets, but with a backlog of almost $80 million, the segment is well positioned for the future. The company will continue to use its strong cash flow to make acquisitions and develop new products enhancing its growth prospects.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. The company is well positioned to benefit from case-ready packaging and electronic commerce. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buyback stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. ("SMP") (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

U.S. CELLULAR CORP. (SUB. DEB. CV., ZERO CPN., 06/15/15) is an 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. The company currently serves about 3 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $17.3125 - NYSE), Verizon Communications (VZ - $50.125 -NYSE), and Sprint PCS Group (PCS - $20.4375 - NYSE).

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2000, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Convertible Securities Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.20 per share in each of the first three quarters and $0.70 per share on December 26, 2000. The next distribution is scheduled for March 2001.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on December 26, 2000 of $0.50 per share. For the year ended December 31, 2000, Preferred Stock shareholders received distributions totaling $2.00, which is the annual dividend rate per share on the Preferred Stock. The next distribution is scheduled for March 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
-----             ------                     ------
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  --------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Convertible securities proved their value in this year's distressed equities market. Yield helped support convertible prices as underlying common stock prices declined sharply. Cash was also a valuable asset this year. Looking ahead, we believe more reasonable equities valuations and still favorable economic fundamentals will help stocks recover. In the interim, the yield from our convertible securities portfolio will continue to nourish the portfolio.

                                   Sincerely,

                                   /S/ SIGNATURE

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

February 1, 2001
--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
            Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
            Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)
            Citizens Communications Co. (5.00% Cv. Pfd.)
            Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)
            Waste Management Inc. (Sub. Deb. Cv., 4.00%, 02/01/02)
            Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
            Sequa Corp. ($5.00 Cv. Pfd.)
            Robbins &Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
            Coltec Capital Trust (5.25% Cv. Pfd.)
            Trans-Lux Corp. (Sub. Deb. Cv., 7.50%, 12/01/06)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2000

   PRINCIPAL                                                           MARKET
    AMOUNT                                               COST          VALUE
   ---------                                             -----         ------

             CONVERTIBLE CORPORATE BONDS -- 27.8%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.4%
 $  700,000  Exide Corp. Sub. Deb. Cv.
               2.90%, 12/15/05 (b) ................   $    500,487 $    293,563
    350,000  Pep Boys - Manny, Moe
               & Jack Sub. Deb. Cv.
               Zero Cpn., 09/20/11 ................        198,236      202,125
  9,000,000  Standard Motor Products Inc.
               Sub. Deb. Cv.
               6.75%, 07/15/09 ....................      6,994,570    4,252,500
                                                      ------------ ------------
                                                         7,693,293    4,748,188
                                                      ------------ ------------
             AVIATION: PARTS AND SERVICES -- 3.6%
  4,199,000  Kaman Corp. Sub. Deb. Cv.
               6.00%, 03/15/12 ....................      4,026,414    3,836,836
                                                      ------------ ------------
             BROADCASTING -- 0.0%
     15,000  Granite Broadcasting Corp.,
               Sub. Deb. Cv.
               8.88%, 05/15/08 ....................          6,929        9,225
                                                      ------------ ------------
             BUSINESS SERVICES -- 2.1%
    900,000  BBN Corp. Sub. Deb. Cv.
               6.00%, 04/01/12(a) .................        881,454      870,750
  1,800,000  Trans-Lux Corp.
               Sub. Deb. Cv.
               7.50%, 12/01/06 ....................      1,730,376    1,440,000
                                                      ------------ ------------
                                                         2,611,830    2,310,750
                                                      ------------ ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.1%
    400,000  QuadraMed Corp.
               Sub. Deb. Cv.
               5.25%, 05/01/05 ....................        265,197       80,500
                                                      ------------ ------------
             CONSUMER PRODUCTS -- 0.4%
  1,500,000  Pillowtex Corp. Sub. Deb. Cv.
               6.00%, 03/15/12+ ...................        120,531        3,750
    750,000  Standard Commercial Corp.
               Sub. Deb. Cv.
               7.25%, 03/31/07 ....................        639,569      485,625
                                                      ------------ ------------
                                                           760,100      489,375
                                                      ------------ ------------
             CONSUMER SERVICES -- 0.7%
             Ogden Corp. Sub. Deb. Cv.
    750,000    6.00%, 06/01/02 ....................        696,680      664,687
     50,000    6.00%, 06/01/02 (Registered) .......         44,938       43,750
                                                      ------------ ------------
                                                           741,618      708,437
                                                      ------------ ------------
             ELECTRONIC EQUIPMENT -- 0.0%
             ASM Lithography
               Holding Cv.
     40,000    2.50%, 04/09/05(d) .................         21,136       22,630
     10,000    2.50%, 04/09/05(b)(d) ..............          5,284        5,657
                                                      ------------ ------------
                                                            26,420       28,287
                                                      ------------ ------------
             ENERGY AND UTILITIES -- 1.5%
    200,000  Devon Energy Corp.
               Sub. Deb. Cv.
               4.95%, 08/15/08 ....................        193,467      192,250
    200,000  Friede Goldman Halter Inc.
               Sub. Deb. Cv.
               4.50%, 09/15/04 ....................        126,980      105,000


   PRINCIPAL                                                           MARKET
    AMOUNT                                               COST          VALUE
   ---------                                             -----         ------

$  1,100,000 Moran Energy Inc.
               Sub. Deb. Cv.
               8.75%, 01/15/08 ....................   $    766,926 $  1,040,875
    250,000  Texaco Capital Inc. Cv.
               3.50%, 08/05/04 ....................        243,842      244,291
                                                      ------------ ------------
                                                         1,331,215    1,582,416
                                                      ------------ ------------
             ENTERTAINMENT -- 0.7%
    800,000  USA Networks Inc.
               Sub. Deb. Cv.
               7.00%, 07/01/03 ....................        765,467      807,000
                                                      ------------ ------------
             ENVIRONMENTAL SERVICES -- 3.5%
  3,904,000  Waste Management Inc.
               Sub. Deb. Cv.
               4.00%, 02/01/02 ....................      3,719,888    3,777,120
                                                      ------------ ------------
             EQUIPMENT AND SUPPLIES -- 1.7%
  1,950,000  Robbins & Myers Inc.
               Sub. Deb. Cv.
               6.50%, 09/01/03 ....................      1,920,234    1,889,062
                                                      ------------ ------------
             FOOD AND BEVERAGE -- 0.1%
    110,000  Boston Chicken Inc.
               Sub. Deb. Cv.
               7.75%, 05/01/04+ ...................         42,444          687
    150,000  Chiquita Brands
               International Inc. Cv.
               7.00%, 03/28/01 ....................        147,197      132,000
                                                      ------------ ------------
                                                           189,641      132,687
                                                      ------------ ------------
             HEALTH CARE -- 0.1%
     10,000  Inhale Therapeutic Systems
               Sub. Deb. Cv.
               6.75%, 10/13/06(b) .................         10,396       31,887
    150,000  Sabratek Corp.
               Sub. Deb. Cv.
               Zero Cpn., 04/15/05+ ...............         79,926       37,687
                                                      ------------ ------------
                                                            90,322       69,574
                                                      ------------ ------------
             HOTELS AND GAMING -- 4.2%
  5,300,000  Hilton Hotels Corp.
               Sub. Deb. Cv.
               5.00%, 05/15/06 ....................      4,651,641    4,511,625
                                                      ------------ ------------
             PAPER AND FOREST PRODUCTS -- 1.2%
    200,000  Riverwood International Corp.
               Sub. Deb. Cv.
               6.75%, 09/15/03 ....................        199,802      230,890
  1,200,000  Thermo Fibertek Inc. Cv.
               4.50%, 07/15/04(b) ................      1,030,289    1,059,000
                                                      ------------ ------------
                                                         1,230,091    1,289,890
                                                      ------------ ------------
             PUBLISHING -- 1.1%
    650,000  News America Holdings Inc.
               Sub. Deb. Cv.
               Zero Cpn., 03/31/02 ................        591,584      918,619
    200,000  Times Mirror Ltd.
               Sub. Deb. Cv.
               Zero Cpn., 04/15/17 ................        102,112      130,750
     50,000  United News & Media plc
               Sub. Deb. Cv.
               6.13%, 12/03/03(c) .................         85,567       91,219
                                                      ------------ ------------
                                                           779,263    1,140,588
                                                      ------------ ------------



                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

   PRINCIPAL                                                           MARKET
    AMOUNT                                               COST          VALUE
   ---------                                             -----         ------


             CONVERTIBLE CORPORATE BONDS (CONTINUED)
             RETAIL -- 0.1%
   $ 60,000  Costco Companies Inc.
               Sub. Deb. Cv.
               Zero Cpn., 08/19/17 ................   $     42,641 $     57,675
    150,000  Rite Aid Corp.
               Sub. Deb Cv.
               5.25%, 09/15/02 ....................         55,520       42,750
                                                      ------------ ------------
                                                            98,161      100,425
                                                      ------------ ------------
             SPECIALTY CHEMICALS -- 1.0%
    900,000  IVAX Corp.
               Sub. Deb. Cv.,
               5.50%, 05/15/07(b) .................        900,000    1,129,500
                                                      ------------ ------------
             TECHNOLOGY -- 0.4%
    400,000  Thermo Electron Corp.
               Sub. Deb. Cv.
               4.25%, 01/01/03(b) .................        370,360      399,500
                                                      ------------ ------------
             TELECOMMUNICATIONS -- 0.4%
     80,000  Amnex Inc. Sub. Deb. Cv.
               8.50%, 09/25/02+(b) ................         75,677        3,592
     90,000  Bell Atlantic Corp. Cv.
               4.25%, 09/15/05(b) .................         98,207       92,925
    500,000  Rogers Communications Inc.
               Sub. Deb. Cv.
               2.00%, 11/26/05 ....................        368,399      376,875
                                                      ------------ ------------
                                                           542,283      473,392
                                                      ------------ ------------
             WIRELESS COMMUNICATIONS -- 0.5%
    900,000  U.S. Cellular Corp.
               Sub. Deb. Cv.
               Zero Cpn., 06/15/15 ................        606,144      522,000
                                                      ------------ ------------
             TOTAL CONVERTIBLE
               CORPORATE BONDS ....................     33,326,511   30,036,377
                                                      ------------ ------------

    SHARES
    ------
             CONVERTIBLE PREFERRED STOCKS -- 14.4%
             AVIATION: PARTS AND SERVICES -- 1.7%
             Coltec Capital Trust
     25,000    5.25% Cv. Pfd. .....................      1,032,875    1,032,825
     21,000    5.25% Cv. Pfd.(b) ..................        985,500      841,312
                                                      ------------ ------------
                                                         2,018,375    1,874,137
                                                      ------------ ------------
             BUSINESS SERVICES -- 1.0%
             Cendant Corp.
     72,000    1.30% Cv. Pfd. .....................      1,783,462      936,000
      8,000    7.50% Cv. Pfd. .....................        149,337      109,000
                                                      ------------ ------------
                                                         1,932,799    1,045,000
                                                      ------------ ------------
             CABLE -- 0.2%
      1,000  MediaOne Group Inc.
               4.50% Cv. Pfd., Ser. D .............         26,800       24,438
             UnitedGlobalCom Inc.
      2,000    7.00% Cv. Pfd. (b) .................         49,500       41,750
      8,000    7.00% Cv. Pfd., Ser. C .............        372,600      167,000
                                                      ------------ ------------
                                                           448,900      233,188
                                                      ------------ ------------
             DIVERSIFIED INDUSTRIAL -- 0.5%
      2,000  GATX Corp.
               $2.50 Cv. Pfd. .....................        259,050      500,000
      5,000  WHX Corp.
               6.50% Cv. Pfd., Ser. A .............         86,975       17,500

                                                                       MARKET
    SHARES                                               COST          VALUE
    ------                                               -----         ------
        500  WHX Corp.
               $3.75 Cv. Pfd., Ser. B .............   $      2,656 $      1,719
                                                      ------------ ------------
                                                           348,681      519,219
                                                      ------------ ------------
             ENERGY AND UTILITIES -- 0.2%
      2,000  KCSEnergy Inc.
               5.00% Cv. Pfd.+++(a) ...............        200,000      200,000
                                                      ------------ ------------
             ENTERTAINMENT -- 0.3%
      2,500  Metromedia International
               Group Inc.
               7.25% Cv. Pfd. .....................         70,031       34,750
      5,000  Seagram Co.
               7.50% Cv. Pfd. .....................        250,625      260,625
                                                      ------------ ------------
                                                           320,656      295,375
                                                      ------------ ------------
             EQUIPMENT AND SUPPLIES -- 1.8%
     26,600  Sequa Corp.
               $5.00 Cv. Pfd. .....................      2,053,472    1,971,725
                                                      ------------ ------------
             HEALTH CARE -- 0.2%
      4,200  Pharmacia Corp.
               6.50% Cv. Pfd. .....................        181,635      217,613
                                                      ------------ ------------
             PAPER AND FOREST PRODUCTS -- 2.0%
     65,000  Sealed Air Corp.
               $2.00 Cv. Pfd., Ser. A .............      2,471,918    2,096,250
                                                      ------------ ------------
             PUBLISHING -- 0.6%
     15,000  Reader's Digest
               Association Inc.
               $1.9336 Cv. Pfd. ...................        382,588      522,188
      5,000  Tribune Co.
               6.25% Cv. Pfd. .....................         92,750       85,313
                                                      ------------ ------------
                                                           475,338      607,501
                                                      ------------ ------------
             RETAIL -- 0.4%
      4,000  CVS Corp.
               6.00% Cv. Pfd. .....................        351,200      399,250
                                                      ------------ ------------
             SPECIALTY CHEMICALS -- 0.0%
      3,000  Merrill Lynch & Co.
               (IMC Global)
               6.25% Cv. Pfd. .....................         52,962       46,125
                                                      ------------ ------------
             TELECOMMUNICATIONS -- 4.6%
      6,000  BroadWing Inc.
               6.75% Cv. Pfd., Ser. B .............        286,550      253,500
     80,000  Citizens Communications Co.
               5.00% Cv. Pfd. .....................      3,977,110    4,240,000
     10,000  Philippine Long Distance
               Telephone Co.
               $3.50 Cv. Pfd., Ser. III ...........        446,144      352,500
             RSL Communications Ltd.
      2,000    7.50% Cv. Pfd. .....................         18,620          750
      1,000    7.50% Cv. Pfd.(b) ..................         36,250          375
      1,500  TCI Pacific
               Communications Inc.
               5.00% Cv. Pfd. .....................        134,837      165,000
                                                      ------------ ------------
                                                         4,899,511    5,012,125
                                                      ------------ ------------
             WIRELESS COMMUNICATIONS -- 0.9%
      6,500  VoiceStream Wireless Corp.
               7.00% Cv. Pfd. .....................        192,645      973,375
                                                      ------------ ------------
             TOTAL CONVERTIBLE
               PREFERRED STOCKS ...................     15,948,092   15,490,883
                                                      ------------ ------------


                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                       MARKET
    SHARES                                               COST          VALUE
    ------                                               -----         ------

             COMMON STOCKS -- 12.5%
             AGRICULTURE -- 0.3%
      6,000  Agribrands International Inc.+ .......   $    320,550 $    321,000
                                                      ------------ ------------
             AVIATION: PARTS AND SERVICES -- 0.3%
     18,000  Kaman Corp., Cl. A ...................        181,321      303,750
                                                      ------------ ------------
             BROADCASTING -- 0.0%
     40,000  Granite Broadcasting Corp.+ ..........         42,500       42,500
                                                      ------------ ------------
             BUSINESS SERVICES -- 0.7%
     20,000  ACNielsen Corp.+ .....................        726,000      725,000
                                                      ------------ ------------
             CONSUMER PRODUCTS -- 2.6%
    150,000  Shaw Industries Inc. .................      2,809,187    2,840,625
                                                      ------------ ------------
             ENERGY AND UTILITIES -- 4.0%
     20,000  AGL Resources Inc. ...................        361,010      441,250
    100,000  Azurix Corp.+ ........................        823,750      818,750
     23,000  BP Amoco plc, ADR ....................        779,601    1,101,125
     18,000  CH Energy Group Inc. .................        648,256      805,500
     20,000  MCN Energy Group Inc. ................        478,813      553,750
     10,000  NiSource Inc.+ .......................         20,000       27,500
     10,000  Northeast Utilities ..................        217,387      242,500
     10,000  Progress Energy Inc.+ ................          5,200        4,500
      3,500  SJW Corp. ............................        418,629      357,000
                                                      ------------ ------------
                                                         3,752,646    4,351,875
                                                      ------------ ------------
             EQUIPMENT AND SUPPLIES -- 0.6%
     50,000  Fedders Corp., Cl. A .................        310,916      209,375
      6,000  Litton Industries Inc.+ ..............        469,095      472,125
                                                      ------------ ------------
                                                           780,011      681,500
                                                      ------------ ------------
             FINANCIAL SERVICES -- 0.5%
     24,000  Argonaut Group Inc. ..................        596,139      504,000
                                                      ------------ ------------
             FOOD AND BEVERAGE -- 2.9%
     23,000  IBP Inc. .............................        582,275      615,250
     60,000  Keebler Foods Co. ....................      2,468,781    2,486,250
                                                      ------------ ------------
                                                         3,051,056    3,101,500
                                                      ------------ ------------
             RETAIL -- 0.1%
      5,000  AutoNation Inc.+ .....................         49,836       30,000
      7,500  Delhaize America
               Inc., Cl. A ........................        144,141      132,656
                                                      ------------ ------------
                                                           193,977      162,656
                                                      ------------ ------------
             TELECOMMUNICATIONS -- 0.2%
      1,593  RSL Communications
               Ltd., Cl. A+ .......................          1,527          271
     10,000  Sprint Corp.+ ........................        104,330      203,125
                                                      ------------ ------------
                                                           105,857      203,396
                                                      ------------ ------------
             WIRELESS COMMUNICATIONS -- 0.3%
     14,000  Sprint Corp. (PCS Group)+ ............        138,825      286,125
                                                      ------------ ------------
             TOTAL
               COMMON STOCKS ......................     12,698,069   13,523,927
                                                      ------------ ------------


   PRINCIPAL                                                           MARKET
    AMOUNT                                               COST          VALUE
   ---------                                             -----         ------
             U.S. GOVERNMENT OBLIGATIONS -- 47.0%
$51,114,000  U.S. Treasury Bills,
               5.63% to 6.23%++,
               due 01/04/01 to 03/29/01 ...........   $ 50,802,058 $ 50,800,845
                                                      ------------ ------------

  TOTAL INVESTMENTS -- 101.7% .....................   $112,774,730  109,852,032
                                                      ============
  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (29.4%) ........................  (31,786,155)
                                                                   ------------
  NET ASSETS - COMMON STOCK -- 72.3%
    (7,787,745 common shares outstanding) ........................   78,065,877
                                                                   ------------
  NET ASSETS - PREFERRED STOCK -- 27.7%
    (1,200,000 preferred shares outstanding) .....................   30,000,000
                                                                   ------------
  TOTAL NET ASSETS -- 100.0% ..................................... $108,065,877
                                                                   ============

  NET ASSET VALUE PER COMMON SHARE
    ($78,065,877 [DIVIDE] 7,787,745 shares outstanding) ..........       $10.02
                                                                         ======

                                                                       MARKET
    SHARES                                             PROCEEDS        VALUE
    ------                                             --------        ------
  SECURITIES SOLD SHORT
      22,000   IVAX Corp. .........................    (993,601)   $   (842,600)
                                                                   ============

------------------
      For Federal tax purposes:
      Aggregate cost ..........................................    $113,079,017
                                                                   ============
      Gross unrealized appreciation ...........................    $  3,777,089
      Gross unrealized depreciation ...........................      (7,004,074)
                                                                   ------------
      Net unrealized depreciation .............................    $ (3,226,985)
                                                                   ============
------------------

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of Rule 144A securities amounted to $3,899,061 or 3.6% of total net assets.
(c)   Principal amount denoted in British Pounds.
(d)   Principal amount denoted in Euros.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
+++   When as and if issued security.
ADR - American Depositary Receipt

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
   Investments, at value
     (Cost $112,774,730) ......................   $109,852,032
   Cash and foreign currency, at value
     (Cost $318,794) ..........................        317,550
   Dividends and interest receivable ..........        829,760
   Receivable for investments sold ............      1,164,687
   Other assets ...............................         10,679
                                                  ------------
   TOTAL ASSETS ...............................    112,174,708
                                                  ------------
LIABILITIES:
   Securities sold short (proceeds $993,601) ..   $    842,600
   Payable for investments purchased ..........        585,737
   Dividends payable ..........................      2,481,903
   Payable for investment advisory fee ........         63,604
   Payable to custodian .......................          6,075
   Accrued expenses and other liabilities .....        128,912
                                                  ------------
   TOTAL LIABILITIES ..........................      4,108,831
                                                  ------------
   NET ASSETS .................................   $108,065,877
                                                  ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (8.00%, $25
      liquidation value, $0.001 par value,
      2,000,000 shares authorized with
      1,200,000 shares issued and
      outstanding) redemption value ...........   $ 30,000,000
   Capital stock, at par value ................          7,787
   Additional paid-in capital .................     80,830,382
   Accumulated net investment income ..........        158,341
   Accumulated distributions in excess of
      net realized gain on investments and
      foreign currency transactions ...........       (157,735)
   Net unrealized depreciation on
      investments, securities sold short
      and foreign currency transactions .......     (2,772,898)
                                                  ------------
      TOTAL NET ASSETS ........................   $108,065,877
                                                  ============
  NET ASSET VALUE PER COMMON SHARE
   ($78,065,877 [DIVIDE] 7,787,745 shares
      issued and outstanding; 100,000,000
      shares authorized of $0.001 par value) ..         $10.02
                                                        ======


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Dividends (net of foreign taxes
     of $5,948) ............................  $  1,426,052
   Interest ................................     5,508,325
                                              ------------
   TOTAL INVESTMENT INCOME .................     6,934,377
                                              ------------
EXPENSES:
   Investment advisory fees ................       822,916
   Shareholder services fees ...............       110,022
   Payroll .................................        77,910
   Shareholder communications ..............        99,829
   Directors' fees .........................        60,013
   Legal and audit fees ....................        40,633
   Custodian fees ..........................        32,758
   Miscellaneous expenses ..................        41,053
                                              ------------
   TOTAL EXPENSES ..........................     1,285,134
                                              ------------
   NET INVESTMENT INCOME ...................     5,649,243
                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, SECURITIES SOLD SHORT
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments and
      foreign currency transactions ........     7,129,769
   Net change in unrealized appreciation
      (depreciation) on investments,
      securities sold short and foreign
      currency transactions ................   (11,116,303)
                                              ------------
   NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS, SECURITIES SOLD SHORT
      AND FOREIGN CURRENCY TRANSACTIONS ....    (3,986,534)
                                              ------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................  $  1,662,709
                                              ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED               YEAR ENDED
                                                                                 DECEMBER 31,             DECEMBER 31,
                                                                                     2000                     1999
                                                                                 -----------              -----------
OPERATIONS:
   Net investment income ......................................................  $  5,649,243             $  4,058,348
   Net realized gain on investments and foreign currency transactions .........     7,129,769                6,671,304
   Net change in unrealized appreciation (depreciation) of investments,
      securities sold short and foreign currency transactions .................   (11,116,303)                (628,418)
                                                                                 ------------             ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................     1,662,709               10,101,234
                                                                                 ------------             ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ......................................................    (1,042,230)                (908,491)
   Net realized gains .........................................................    (1,357,770)              (1,491,509)
                                                                                 ------------             ------------
   TOTAL DISTRIBUTIONS ........................................................    (2,400,000)              (2,400,000)
                                                                                 ------------             ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ......................................................    (4,434,112)              (3,050,169)
   Net realized gains .........................................................    (5,582,443)              (4,898,574)
   Distributions in excess of net investment income ...........................            --                  (22,920)
   Distributions in excess of net realized gains ..............................      (158,945)                (179,986)
                                                                                 ------------             ------------
   TOTAL DISTRIBUTIONS ........................................................   (10,175,500)              (8,151,649)
                                                                                 ------------             ------------
CAPITAL SHARE TRANSACTIONS -- NET: ............................................    (1,200,514)                 (96,215)
                                                                                 -----------              ------------
   NET DECREASE IN NET ASSETS .................................................   (12,113,305)                (546,630)

NET ASSETS:
   Beginning of period ........................................................   120,179,182              120,725,812
                                                                                 ------------             ------------
   End of period (Including undistributed (distributions in excess of)
      net investment income of $158,341 and $(13,350), respectively) ..........  $108,065,877             $120,179,182
                                                                                 ============             ============

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2000, the Fund held no forward foreign currency contracts.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      SHORT SALES. The Fund is authorized to engage in short sales, which obligate the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

      For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment income for $1,210 with an offsetting adjustment to accumulated distributions in excess of net realized gain on investments and foreign currency transactions.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At December 31, 2000, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $40,000. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval of the holders of a majority of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 Common Shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the year ended December 31, 2000, the Fund repurchased 124,900 shares at a cost of $1,200,514 and at an average discount of 13.71%. During the fiscal year ended December 31, 1999, the Fund repurchased 8,900 shares at a cost of $96,215 and at an average discount of 10.36%. All shares repurchased have been retired.

4. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

      The Adviser has agreed not to accrue the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the year ended December 31, 2000, the Fund did not achieve a total return in excess of the stated dividend rate and, thus, such management fees were not earned.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short-term securities, aggregated $119,336,987 and $126,127,694, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $116,959 to Gabelli & Company, Inc. and its affiliates.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD:                                          YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------
 OPERATING PERFORMANCE:                                       2000        1999        1998        1997       1996
                                                            --------    --------    --------    --------    -------
   Net asset value, beginning of period .................   $  11.40    $  11.45    $  11.48    $  11.08    $ 11.01
                                                            --------    --------    --------    --------    -------
   Net investment income ................................       0.72        0.51        0.53        0.49       0.49
   Net realized and unrealized gain (loss)
      on investments ....................................      (0.52)       0.77        0.65        1.23       0.31
                                                            --------    --------    --------    --------    -------
   Total from investment operations .....................       0.20        1.28        1.18        1.72       0.80
                                                            --------    --------    --------    --------    -------
   Increase in net assets from capital
       share transactions ...............................       0.02          --        0.01        0.01         --
                                                            --------    --------    --------    --------    -------
   Offering expenses charged to additional
     paid-in capital ....................................         --          --          --       (0.18)        --
                                                            --------    --------    --------    --------    -------
 DISTRIBUTIONS:
   PREFERRED SHARES
   Distributions from net investment income .............      (0.13)      (0.11)      (0.13)      (0.08)        --
   Distributions from net realized gains on investments .      (0.17)      (0.19)      (0.17)      (0.11)        --
   COMMON SHARE
   Distributions from net investment income .............      (0.57)      (0.39)      (0.38)      (0.40)     (0.49)
   Distributions from net realized gains on investments .      (0.71)      (0.62)      (0.50)      (0.56)     (0.24)
   Distributions in excess of net investment income .....         --       (0.00)(e)   (0.01)         --         --
   Distributions in excess of net realized gains ........      (0.02)      (0.02)      (0.03)         --         --
                                                            --------    --------    --------    --------    -------
   Total distributions ..................................      (1.60)      (1.33)      (1.22)      (1.15)     (0.73)
                                                            --------    --------    --------    --------    -------
   NET ASSET VALUE, END OF PERIOD .......................   $  10.02    $  11.40    $  11.45    $  11.48    $ 11.08
                                                            ========    ========    ========    ========    =======
   Market value, end of period ..........................   $   9.13    $  10.56    $  11.25    $  10.31    $  9.25
                                                            ========    ========    ========    ========    =======
   Total Net Asset Value Return+(a) .....................        0.0%        9.4%        8.3%       13.5%       8.4%
   Total Investment Return+(b) ..........................       (1.7)%       3.2%       18.4%       22.2%      (7.3)%

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................   $108,066    $120,179    $120,726    $122,382    $89,659
   Net assets attributable to common shares,
     end of period (in 000's) ...........................   $ 78,066    $ 90,179    $ 90,726     $92,382    $89,659
   Ratio of net investment income to average
     net assets attributable to common stock ............       6.49%       4.35%       4.54%       4.23%      4.33%
   Ratio of operating expenses to average
     net assets attributable to common stock(c) .........       1.48%       1.80%       1.83%       1.68%      1.45%
   Ratio of operating expenses to average total
     net assets(f) ......................................       1.10%       1.36%       1.38%       1.39%      1.45%
   Portfolio turnover rate ..............................        169%        175%        149%        243%       114%

PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ..........   $ 30,000    $ 30,000    $ 30,000    $ 30,000         --
   Total shares outstanding (in 000's) ..................      1,200       1,200       1,200       1,200         --
   Asset coverage .......................................        360%        401%        402%        408%        --
   Liquidation preference per share .....................   $  25.00    $  25.00    $  25.00    $  25.00         --
   Average market value per share(d) ....................   $  24.31    $  25.36    $  26.84    $  25.69         --
  ------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Based on net asset value per share.
(b) Based on market value per share.
(c) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(d) Based on weekly prices.
(e) Amount represents less than $0.005 per share.
(f) Amounts are attributable to both common and preferred stock assets. Prior to 1997, there was no preferred stock outstanding.

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Convertible Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

CASH DIVIDENDS AND DISTRIBUTIONS
                         TOTAL AMOUNT    ORDINARY    LONG-TERM     DIVIDEND
   PAYABLE     RECORD        PAID       INVESTMENT    CAPITAL    REINVESTMENT
    DATE        DATE       PER SHARE      INCOME       GAINS         PRICE
  --------    --------   ------------   ----------   ---------   ------------
COMMON SHARES
  03/27/00    03/17/00      $0.2000       $0.1365     $0.0636       $9.7120
  06/26/00    06/16/00       0.2000        0.1376      0.0624        9.9847
  09/25/00    09/15/00       0.2000        0.1376      0.0624        9.8482
  12/26/00    12/15/00       0.7000        0.4811      0.2188        9.7983
                            -------       -------     -------
Total Common Stock          $1.3000       $0.8928     $0.4072

PREFERRED SHARES
  03/27/00    03/20/00      $0.5000       $0.3409     $0.1591
  06/26/00    06/19/00       0.5000        0.3439      0.1561
  09/26/00    09/19/00       0.5000        0.3439      0.1561
  12/26/00    12/18/00       0.5000        0.3439      0.1561
                            -------       -------     -------
Total Preferred Stock       $2.0000       $1.3726     $0.6274

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2000 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long term capital gains paid by the Convertible Securities Fund in 2000 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 2000.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
    The Fund paid to common and preferred shareholders ordinary income dividends of $0.8928 and $1.3726 per share, respectively, in 2000. For 2000, 14.96% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 2000 derived from U.S. Treasury Securities was 26.51%. However, it should be noted that the Convertible Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2000.

                 HISTORICAL DISTRIBUTION SUMMARY -- COMMON STOCK

                                SHORT-TERM   LONG-TERM                                 ADJUSTMENT
                   INVESTMENT     CAPITAL     CAPITAL     RETURN OF        TOTAL           TO
                   INCOME (A)    GAINS (A)     GAINS     CAPITAL (B)   DISTRIBUTIONS   COST BASIS
                   ----------   ----------   ---------   -----------   -------------   ----------
2000 ...........    $0.5661       $0.3267     $0.4072         --         $1.3000           --
1999 ...........     0.3899        0.4459      0.1942         --          1.0300           --
1998 ...........     0.3866        0.2413      0.2921         --          0.9200           --
1997 ...........     0.3969        0.2285      0.3346         --          0.9600           --
1996 ...........     0.4900        0.1416      0.1034         --          0.7350           --
1995 ...........     0.5574        0.2041      0.3595      $0.0290        1.1500        $0.0290(c)
1994 ...........     0.5730        0.1150      0.2120         --          0.9000           --
1993 ...........     0.5610        0.2000      0.6640         --          1.4250           --
1992 ...........     0.6540        0.0900      0.1320         --          0.8760           --
1991 ...........     0.7060        0.1120      0.0470         --          0.8650           --
1990 ...........     0.6900          --          --           --          0.6900           --
1989 ...........     0.1150          --          --           --          0.1150           --

               HISTORICAL DISTRIBUTION SUMMARY -- PREFERRED STOCK

2000 ...........    $0.8685       $0.5041     $0.6274         --         $2.0000           --
1999 ...........     0.7571        0.8657      0.3772         --          2.0000           --
1998 ...........     0.8405        0.5246      0.6349         --          2.0000           --
1997 ...........     0.5082        0.2926      0.4270         --          1.2278           --
--------------------------

(a)  Taxable as ordinary income for Federal tax purposes.
(b)  Non-taxable.
(c)  Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

--------------------------------------------------------------------------------
  The Annual Meeting of the Convertible Securities Fund, Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 14, 2001, at the Greenwich Public Library, 101 West Putnam Avenue, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,787,745       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

----------------------------------------------------
  For general information about the Gabelli Funds,
  call 1-800-GABELLI (1-800-422-3554), fax us at
  914-921-5118, visit Gabelli Funds' Internet
  homepage at: HTTP://WWW.GABELLI.COM, or e-mail
  us at: closedend@gabelli.com
----------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCS-AR-12/00